                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-94910, 333-07419, 333-28567, 333-57629,
333-88369, 333-54390) and Form S-3 (Nos. 333-05307, 333-93645, 333-30544,
333-50194, 333-73310, 333-75898) of Proxim, Inc. of our report dated January 21, 2002, appearing on page F-1 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Jose, California
February 25, 2002